EXHIBIT 1

             MODIFICATION OF ADDENDUM TO
             MASTER SERVICING AGREEMENT

               THIS MODIFICATION is entered into as of this 20th day of March, 1997, by and among AMERICAN LENDERS
FACILITIES, INC., a California corporation ( Servicer ), AEGIS
CONSUMER FINANCE, INC., a Delaware corporation (the
 Company ), AEGIS AUTO FINANCE, INC., a Delaware corporation
(  Seller ), and ENTERPRISE NATIONAL BANK OF PALM
BEACH, a national banking association ( Purchaser ).

Statement             of Facts

               Servicer, Company, Seller and Purchaser are parties to an Addendum to Master Servicing Agreement, dated as of December 9,
1996 (the Addendum ; all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given such terms in the Addendum). The parties desire to modify the Addendum in certain respects and are entering into this Modification for such purpose.

               NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth, as well as other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

Statement             of Terms

1.   The Addendum shall be amended by deleting
Section 7 thereof in its entirety and by substituting the following new
Section 7 in lieu thereof:

                    7. The Purchaser shall establish in its name a Depository Account for the Receivables, which account shall be maintained with the Purchaser for the sole benefit of itself. All monies constituting the Available Distribution Amount for each Payment Period shall be deposited by the Servicer into the Depository Account; provided, however, that before making such deposit the Servicer may retain for its own account the Servicing Fee and expense reimbursements due to it for the current or any prior Payment Period. No other funds shall be allowed to be deposited into the Depository Account. On each Payment Date, the Purchaser shall withdraw from the Depository Account monies, to the extent available therein, equal to the Available Distribution Amount for the related Payment Period and shall transfer such amount to the Purchaser.

               2. Except as expressly modified by the Modification, the Purchase Agreement shall remain in full force and effect.

               IN WITNESS WHEREOF, each of the Servicer, the Company, the Seller and the Purchaser has caused its respective duly authorized officer or representative to execute and deliver this Modification on its behalf, all as of the day and year first above set forth.

                              AMERICAN LENDERS
          FACILITIES, INC.



By:_____________________________________

Name:___________________________________

Title:____________________________________


                              AEGIS CONSUMER FINANCE,
          INC.



By:_____________________________________

Name:___________________________________

Title:____________________________________


                              AEGIS AUTO FINANCE, INC.



By:_____________________________________

Name:___________________________________

Title:____________________________________


                              ENTERPRISE NATIONAL BANK
OF
                                 PALM BEACH


By:_____________________________________

Name:___________________________________

Title:____________________________________